Exhibit 32

Certification of Chief Executive Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pattern Energy Group Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2015	By /s/ Michael M. Garland
Michael M. Garland
Chief Executive Officer

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, As Adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Pursuant to 18 U.S.C. § 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Pattern Energy Group Inc. (the “Company”) hereby certifies, to such officer’s knowledge, that:

(i) the accompanying Annual Report on Form 10-K of the Company for the annual period ended December 31, 2014 (the “Report”) fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 2, 2015	By /s/ Michael J. Lyon
Michael J. Lyon
Chief Financial Officer